                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 9, 1996


                        UNIVERSAL OUTDOOR HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     333-12457                36-3766705
           --------                     --------                 ----------
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NO.)           IDENTIFICATION NO.)


          321 NORTH CLARK STREET, SUITE 1010, CHICAGO, ILLINOIS  60610
                 REGISTRANT'S TELEPHONE NUMBER:  (312) 644-8673

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 6, 1996, Matthew Acquisition Corporation ("Matthew Acquisition Corp."), a wholly owned subsidiary of Universal Outdoor Holdings, Inc. ("Holdings"), entered into an agreement whereby Matthew Acquisition Corp. agreed to acquire the assets of Matthew Outdoor Advertising Acquisition Co. L.P. ("Matthew") for approximately $40 million in cash and the assumption by Matthew Acquisition Corp. of certain liabilities of Matthew (the "Matthew Acquisition"). Matthew is actively engaged in the outdoor advertising business in markets located in and around Northern New Jersey, Metro New York and the Hudson Valley, and in connection with the Matthew Acquisition, Holdings will acquire the operations of Matthew in these markets.

     Additionally in November, 1996, Universal Outdoor, Inc. ("Universal"), a wholly owned subsidiary of Holdings, entered into an agreement whereby Universal agreed to acquire all of the outstanding capital stock of Revere Holding Corp. ("Revere") for approximately $125 million in cash (the "Revere Acquisition"). Revere is actively engaged in the outdoor advertising business in markets located in and around Philadelphia (PA), Washington D.C., Salisbury (MD), Wilmington (DE) and Baltimore (MD), and in connection with the Revere Acquisition, Holdings will acquire the operations of Revere in these markets.

     Pro forma financial information relating to the Matthew and Revere Acquisitions are attached to this report. Audited financial statements of Matthew and Revere will be filed by amendment.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


                             UNIVERSAL OUTDOOR HOLDINGS, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                           UNIVERSAL
                            OUTDOOR    AD-SIGN, INC                POA        MEMPHIS/
                           HOLDINGS,    AND IMAGE              ACQUISITION     TUNICA       ADDITIONAL      REVERE
                             INC.         MEDIA       NAEGELE  CORPORATION   ACQUISITION   ACQUISITIONS   ACQUISITION
                           ---------   ------------   -------  -----------   -----------   ------------   -----------
Net revenues.............   $34,148       $3,367      $24,848    $43,946       $13,104        $1,554        $39,361
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating expenses:
  Direct cost of
    revenues.............    12,864        1,286      10,285      13,770         6,352           752         22,302
  General and
    administrative
    expenses.............     4,645          402       5,378      11,087         2,313           405          5,612
  Depreciation and
    amortization.........     7,402          640       4,341       7,650         1,800            51          7,552
                           ---------      ------      -------  -----------   -----------      ------      -----------
                             24,911        2,328      20,004      32,507        10,465         1,208         35,466
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating income
 (loss)..................     9,237        1,039       4,844      11,439         2,639           346          3,895
Interest expense.........    12,894       --           2,503       7,370         1,575            69          3,930
Other expense (income)...        46       --            --           (84)       --              (112)           334
                           ---------      ------      -------  -----------   -----------      ------      -----------
Net income before income
 taxes...................   $(3,703)       $1,039      $2,341     $ 4,153       $ 1,064        $  389        $  (369)
                           ---------      ------      -------  -----------   -----------      ------      -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating cash flow......   $16,639       $1,679      $9,185     $19,089       $ 4,439        $  397        $11,447
                           ---------      ------      -------  -----------   -----------      ------      -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------

                                                                  JULY AND
                                                                   OCTOBER
                             MATTHEW         ACQUISITION          OFFERINGS       PRO FORMA
                           ACQUISITION       ADJUSTMENTS         ADJUSTMENTS     AS ADJUSTED
                           -----------   -------------------   ---------------   ------------
Net revenues.............    $ 9,049      $ (6,619)(1)          $ --              $162,758
                           -----------    --------             ---------------   ------------
Operating expenses:
  Direct cost of
    revenues.............      3,574        (3,763)(1)            --                67,422
  General and
    administrative
    expenses.............      2,558       (12,718)(2)(1)         --                19,682
  Depreciation and
    amortization.........      2,001        13,950 (3)(1)         --                45,387
                           -----------    --------             ---------------   ------------
                               8,133        (2,531)               --               132,491
                           -----------    --------             ---------------   ------------
Operating income
 (loss)..................        916        (4,088)               --                30,267
Interest expense.........      3,117        28,650 (4)(1)(5)     (20,503)(7)(8)     39,605
Other expense (income)...     --               (56)(1)(6)         --                   128
                           -----------    --------             ---------------   ------------
Net income before income
 taxes...................    $(2,201)     $(32,682)             $  20,503          $(9,466)
                           -----------    --------             ---------------   ------------
                           -----------    --------             ---------------   ------------
Operating cash flow......    $ 2,917      $  9,862              $ --              $ 75,654
                           -----------    --------             ---------------   ------------
                           -----------    --------             ---------------   ------------

     See accompanying notes to pro forma combined statements of operations.

                             UNIVERSAL OUTDOOR HOLDINGS, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                           UNIVERSAL
                            OUTDOOR    AD-SIGN, INC                POA        MEMPHIS/
                           HOLDINGS,    AND IMAGE              ACQUISITION     TUNICA       ADDITIONAL      REVERE
                             INC.         MEDIA       NAEGELE  CORPORATION   ACQUISITION   ACQUISITIONS   ACQUISITION
                           ---------   ------------   -------  -----------   -----------   ------------   -----------
Net revenue..............   $44,882       $  842      $5,832     $35,815       $11,690        $1,166        $28,900
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating expenses:
  Direct cost of
    revenues.............    16,033          322       2,616      10,788         4,923           564         17,260
  General and
    administrative
    expenses.............     4,810          100       1,459       9,613         2,022           304          4,155
  Depreciation and
    amortization.........     9,207          160       1,053       6,004         1,149            38          6,035
  Noncash compensation
     for common stock
     warrants...........      9,000
                           ---------      ------      -------  -----------   -----------      ------      -----------
                             39,050          582       5,128      26,405         8,094           906         27,450
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating income.........     5,832          260         704       9,410         3,596           260          1,450

Interest expense.........    12,320       --             468       5,558            70            52          2,899
Other expense............     1,677       --            --           (21)       --               (84)        (8,410)
                           ---------      ------      -------  -----------   -----------      ------      -----------
Income before extraordinary
item and income taxes....   $(8,165)       $  260      $  236     $ 3,873       $ 3,526        $  292        $ 6,961
                           ---------      ------      -------  -----------   -----------      ------      -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------
Operating cash flow......   $15,039       $  420      $1,757     $15,414       $ 4,745        $  298        $ 7,485
                           ---------      ------      -------  -----------   -----------      ------      -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------

                                                                  JULY AND
                                                                   OCTOBER
                             MATTHEW         ACQUISITION          OFFERINGS       PRO FORMA
                           ACQUISITION       ADJUSTMENTS         ADJUSTMENTS     AS ADJUSTED
                           -----------   -------------------   ---------------   ------------
Net revenue..............    $ 6,720      $ (3,661)(1)          $ --              $132,186
                           -----------    --------             ---------------   ------------
Operating expenses:
  Direct cost of
    revenues.............      2,675        (2,128)(1)            --                53,053
  General and
    administrative
    expenses.............      1,903        (8,249)(1)(2)         --                16,117
  Depreciation and
    amortization.........      2,253         7,791 (1)(3)         --                33,690
  Noncash compensation
     for common stock
     warrants............       --            --                  --                 9,000
                           -----------    --------             ---------------   ------------
                               6,831        (2,586)               --               111,860
                           -----------    --------             ---------------   ------------
Operating income.........       (111)       (1,075)               --                20,326
Interest expense.........      1,137        22,133 (1)(5)(4)     (14,805)(7)(8)     29,832
Other expense............          5         9,999 (1)(6              --(5)          3,166
                           -----------    --------             ---------------   ------------
Income before
 extraordinary item and
 income taxes............    $(1,253)     $(33,207)             $ 14,805          $(12,672)
                           -----------    --------             ---------------   ------------
                           -----------    --------             ---------------   ------------
Operating cash flow......    $ 2,142      $  6,716              $ --              $ 54,016
                           -----------    --------             ---------------   ------------
                           -----------    --------             ---------------   ------------

     See accompanying notes to pro forma combined statements of operations.

                             UNIVERSAL OUTDOOR HOLDINGS, INC.
                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                           UNIVERSAL
                            OUTDOOR    AD-SIGN, INC                POA        MEMPHIS/
                           HOLDINGS,     AND IMAGE              ACQUISITION     TUNICA       ADDITIONAL      REVERE        MATTHEW
                             INC.         MEDIA       NAEGELE  CORPORATION   ACQUISITION   ACQUISITIONS   ACQUISITION   ACQUISITION
                           ---------   ------------   -------  -----------   -----------   ------------   -----------   -----------
Net revenue..............   $53,680       $2,525      $13,070    $47,751       $14,594        $1,554        $40,425       $ 9,084
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
Operating expenses:
  Direct cost of
    revenues.............    19,252          965       5,449      14,293         6,711           752         24,066         3,727
  General and
    administrative
    expenses.............     5,969          301       2,816      12,914         2,214           405          5,715         2,539
  Depreciation and
    amortization.........    11,222          480       2,432       7,941         1,517            51          8,012         1,979
  Noncash compensation
     for common stock
     warrants...........      9,000
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
                             45,443        1,746      10,697      35,148        10,442         1,208         37,793         8,245
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
Operating income.........     8,237          779       2,373      12,603         4,152           346          2,632           839

Interest expense.........    15,615       --             791       7,355           219            69          3,735         3,105
Other expense............     1,686       --            --          (367)       --            --             (6,824)       --
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
Net income...............   $(9,064)      $  779      $1,582     $ 5,615       $ 3,933        $  277        $ 5,721       $(2,266)
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
Operating cash flow......   $28,459       $1,259      $4,805     $20,544       $ 5,669        $  397        $10,644       $ 2,818
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------
                           ---------      ------      -------  -----------   -----------      ------      -----------   -----------

                                                    JULY AND
                                                     OCTOBER
                               ACQUISITION          OFFERINGS       PRO FORMA
                               ADJUSTMENTS         ADJUSTMENTS     AS ADJUSTED
                           -------------------   ---------------   ------------
Net revenue..............   $ (6,814)(1)          $ --              $175,869
                            --------             ---------------   ------------
Operating expenses:
  Direct cost of
    revenues.............     (3,888)(1)            --                71,327
  General and
    administrative
    expenses.............    (11,581)(1)(2)         --                21,292
  Depreciation and
    amortization.........     11,803 (1)(3)         --                45,437
  Noncash compensation
     for common stock
     warrants...........      --                                       9,000
                            --------             ---------------   ------------
                              (3,666)               --               147,056
                            --------             ---------------   ------------
Operating income.........     (3,148)               --                28,813
Interest expense.........     29,123(1)(4)(5)      (20,388)(7)(8)     39,624
Other expense............      9,786(1)(6)          --                 4,281
                            --------             ---------------   ------------
Net income...............   $(42,057)             $ 20,388          $(15,092)
                            --------             ---------------   ------------
                            --------             ---------------   ------------
Operating cash flow......   $  8,655              $ --              $ 83,250
                            --------             ---------------   ------------
                            --------             ---------------   ------------

     See accompanying notes to pro forma combined statements of operations.

       NOTES TO UNAUDITED CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995, FOR THE TWELVE MONTHS ENDED SEPTEMBER 30,
                                      1996
                AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)

    The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma results of operations of the Company giving effect to the Transactions, the Offerings and the application of the estimated net proceeds therefrom, the related acquisitions and consummation of the IPO and the application of the estimated net proceeds therefrom and the net reduction in operating expenses of the businesses acquired as if each had occurred at the beginning of the respective periods.

                                                                                          NINE MONTHS    TWELVE MONTHS
                                                                            YEAR ENDED       ENDED           ENDED
                                                                           DECEMBER 31,  SEPTEMBER 30,   SEPTEMBER 30,
                                                                               1995           1996            1996
                                                                           ------------  --------------  --------------

       1. Entry to eliminate markets sold in Texas by Revere, prior to the acquisition:

                                                                            $   (6,619)    $   (3,661)    $     (6,814)
             Net revenue.................................................
                                                                                (3,763)        (2,128)          (3,888)
               Direct cost of revenues...................................
                                                                                  (878)          (568)            (991)
               General and administrative expenses.......................
                                                                                (1,274)          (765)          (1,344)
               Depreciation and amortization.............................
                                                                                  (661)          (367)            (642)
               Interest expense..........................................
                                                                                   (56)         1,066              853
               Other.....................................................

       2. Entry records reduction in general and administrative expenses relating to elimination of certain duplicate corporate expenses, principally relating to employee costs and costs relating to other corporate activities. Amounts have been determined based upon specific employees identified for termination plus actual benefits costs incurred, and expenses associated with leased facilities which will not be assumed or will be canceled upon consummation of the acquisition.

                                                                            $    2,500     $      676     $      1,250
             Naegele, Ad-Sign and Image Media............................
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------
                                                                            $    2,800     $    2,100     $      2,800
             POA Acquisition.............................................
                                                                                 1,000            750            1,000
             Memphis/Tunica Acquisition..................................
                                                                                   340            255              340
             Additional Acquisitions.....................................
                                                                           ------------  --------------  --------------
                                                                            $    4,140     $    3,105     $      4,140
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------
                                                                            $    4,000     $    3,000     $      4,000
             Revere Acquisition..........................................
                                                                                 1,200            900     $      1,200
             Matthew Acquisition.........................................
                                                                           ------------  --------------  --------------
                                                                            $    5,200     $    3,900     $      5,200
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

                                                                                          NINE MONTHS    TWELVE MONTHS
                                                                            YEAR ENDED       ENDED           ENDED
                                                                           DECEMBER 31,  SEPTEMBER 30,   SEPTEMBER 30,
                                                                               1995           1996            1996
                                                                           ------------  --------------  --------------
       3.  Entry records the increase in depreciation and amortization expense arising from purchase accounting adjustments to
           advertising structures and goodwill amortized over a period of
           15 years:

                                                                            $    3,260     $      815     $      1,630
             Naegele, Ad-Sign and Image Media............................
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------
                                                                            $    7,657     $    5,439     $      7,366
             POA Acquisition.............................................
                                                                                 2,913          2,376            3,196
             Memphis/Tunica Acquisition..................................
                                                                                   395            296              395
             Additional Acquisitions.....................................
                                                                           ------------  --------------  --------------
                                                                            $   10,965     $    8,111     $     10,957
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------
                                                                            $      297     $     (145)    $       (164)
             Revere Acquisition..........................................
                                                                                   702           (225)             724
             Matthew Acquisition.........................................
                                                                           ------------  --------------  --------------
                                                                            $      999     $     (370)    $        560
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

       4.  Entry records additional interest expense assumed to be          $    3,569     $      863     $      2,445
           incurred in connection with the acquisition of Naegele,
           Ad-Sign and Image Media.......................................
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

       5. Entry to record additional interest expense at an assumed rate of 8.5% per annum in connection with the Transactions:

                                                                            $   21,250     $   15,938     $     21,250
             POA Acquisition.............................................
                                                                                 6,018          4,513            6,018
             Memphis/Tunica Acquisition..................................
                                                                                   646            485              646
             Additional Acquisitions.....................................
                                                                           ------------  --------------  --------------
                                                                                27,914         20,936           27,914
                                                                                (9,014)        (5,680)          (7,643)
             Actual interest expense for POA Acquisition, Memphis/Tunica
               Acquisition and Additional Acquisitions...................
                                                                           ------------  --------------  --------------
                                                                            $   18,900     $   15,256     $     20,271
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

                                                                            $   10,489     $    7,867     $     10,489
             Revere Acquisition
                                                                                 3,400          2,550            3,400
             Matthew Acquisition
                                                                           ------------  --------------  --------------
                                                                                13,889         10,417           13,889
                                                                                (7,047)        (4,036)          (6,840)
             Actual interest expense for Revere Acquisition and Matthew
               Acquisition
                                                                           ------------  --------------  --------------
                                                                            $    6,842     $    6,381     $      7,049
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

       6.  Entry to reduce other income from Revere for the gain            $   --         $    8,933     $      8,933
           recognized on the sale of the Texas markets...................
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

                                                                                          NINE MONTHS    TWELVE MONTHS
                                                                            YEAR ENDED       ENDED           ENDED
                                                                           DECEMBER 31,  SEPTEMBER 30,   SEPTEMBER 30,
                                                                               1995           1996            1996
                                                                           ------------  --------------  --------------
       7.  Entry to record the changes in interest expense to reflect the
           October Offerings and the application of the net proceeds

                                                                            $   19,500     $   14,625     $     19,500
             October Notes at 9.75%......................................
                                                                                 6,278          4,708            6,278
             New Credit Facility at an assumed rate of 8.5%..............
                                                                                   599            449              599
             Amortization of deferred financing costs....................
                                                                               (41,438)       (34,587)         (41,323)
             Less pro-formas as adjusted interest expense................
                                                                           ------------  --------------  --------------
                                                                            $  (15,061)    $  (14,805)    $    (14,946)
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

       8.  Entry to record the reduction in interest expense from the       $   (5,442)    $   (2,721)    $     (5,442)
           application of the net proceeds of the IPO to the repayment of long-term debt................................................
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

       9. Entry to record the changes in interest expense to reflect the Offering and the application of the net proceeds therefrom:

                                                                            $    9,750     $    7,313     $      9,750
             Notes at 9.75%..............................................
                                                                                21,938         16,453           21,938
             October Notes at 9.75%......................................
                                                                                 7,990          5,993            7,990
             New Credit Facility at an assumed rate of 8.5%..............
                                                                                   924            693              924
             Amortization of deferred financing costs....................
                                                                               (39,605)       (29,832)         (39,624)
             Less pro-forma as adjusted interest expense.................
                                                                           ------------  --------------  --------------
                                                                            $      997     $      620     $        978
                                                                           ------------  --------------  --------------
                                                                           ------------  --------------  --------------

                            UNIVERSAL OUTDOOR HOLDINGS, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                           UNIVERSAL                                                                                 OCTOBER
                            OUTDOOR                     MEMPHIS/                                    PRO FORMA       OFFERING AND
                            HOLDINGS,       POA         TUNICA        REVERE        MATTHEW       ACQUISITION       ACQUISITION
                              INC.      ACQUISITION   ACQUISITION   ACQUISITION   ACQUISITION     ADJUSTMENTS       ADJUSTMENTS
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Current assets...........   $ 16,579      $15,481       $ 9,664       $29,056       $ 2,995      $ --              $ (5,000) (4)
Property and equipment...    159,961       24,116        20,428        28,046        16,821        96,717(1)        253,622(5)
Deferred taxes...........     --           11,920        --            --            --            --                --
Other assets.............     18,741       47,997        --            37,210         6,839       (43,165) (1)      (43,944) (5)(6)
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Total assets.............   $195,281      $99,514       $30,092       $94,312       $26,655      $ 53,552          $204,678
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Current liabilities,
 excluding current
 maturities..............   $ 10,216      $ 4,245       $ 5,345       $ 4,189       $ 4,030      $ --              $ (5,000) (4)
Current maturities of
 long-term debt..........     --            9,109            52         3,342        --            (3,342) (2)       (9,161) (2)
Long-term debt...........    131,721       71,683         1,095        47,670        21,742        93,988(1)         98,339(5)(7)
Warrants.................      9,000         --            --            --            --            --                --
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Total liabilities........    150,937       85,037         6,492        55,201        25,772        90,646            84,178
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Stockholders' equity
 (deficit)...............     44,344       14,477        23,600        39,111           883       (37,094) (1)(3)   120,500(5)(8)
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
Total liabilities and
 stockholders' equity....   $195,281      $99,514       $30,092       $94,312       $26,655      $ 53,552          $204,678
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------
                           ----------   -----------   -----------   -----------   -----------   ---------------   ---------------



                            PRO FORMA
                           AS ADJUSTED
                           -----------
Current assets...........   $ 68,775
Property and equipment...    599,711
Deferred taxes...........     11,920
Other assets.............     23,678
                           -----------
Total assets.............   $704,084
                           -----------
                           -----------
Current liabilities,
 excluding current
 maturities..............   $ 23,025
Current maturities of
 long-term debt..........     --
Long-term debt...........    466,238
Warrants.................      9,000
                           -----------
Total liabilities........    498,263
                           -----------
Stockholders' equity
 (deficit)...............    205,821
                           -----------
Total liabilities and
 stockholders' equity....   $704,084
                           -----------
                           -----------

            NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET
                             AT SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)

    The following explanations describe the assumptions used in determining the pro forma adjustments necessary to present the pro forma financial position of the Company after giving effect to the Transactions and the Offering and the October Offerings.

 1. Entry records the effects of the Revere and Matthew Acquisitions.

                                                                                REVERE       MATTHEW
                                                                              ACQUISITION  ACQUISITION    TOTAL
                                                                              -----------  -----------  ----------
Increase in long-term debt..................................................   $  75,730    $  18,258   $   93,988
Changes in assets and liabilities resulting from allocation of purchase price:
  Property and equipment....................................................      69,603       27,114       96,717
  Other assets..............................................................     (36,326)      (6,839)     (43,165)
  Stockholders' equity......................................................     (39,111)        (883)     (39,994)
                                                                              -----------  -----------  ----------
                                                                               $  69,896    $  37,650   $  107,546
                                                                              -----------  -----------  ----------
                                                                              -----------  -----------  ----------

 2.  Entry to record elimination of current maturities of long-term debt.
                                                                        ($ 9,109)
     POA Acquisition..................................................
                                                                             (52)
     Memphis/Tunica...................................................
                                                                          (3,342)
     Revere Acquisition...............................................
                                                                        --------
                                                                        ($12,503)
                                                                        --------
                                                                        --------

 3. Entry to record 100,000 shares of common stock to be issued in connection with the Memphis/Tunica acquisition at an assumed price of $29:

                                                                        $  2,900
     Stockholders' equity.............................................
                                                                        --------
                                                                        --------

 4.  Entry to record the reduction of the deposit paid by the Company   ($ 5,000)
     in connection with the Memphis/Tunica Acquisition................
                                                                        --------
                                                                        --------

 5. Entry records the effects of the October Offerings and the Acquisitions.

                                                                              POA      MEMPHIS/TUNICA
                                                                          ACQUISITION    ACQUISITION      TOTAL
                                                                          -----------  ---------------  ----------
Increase in long-term debt..............................................   $ 178,317     $    72,605    $  250,922
Changes in assets and liabilities resulting from allocation of purchase price:
  Property and equipment................................................     204,617          49,005       253,622
  Other assets..........................................................     (49,938)                      (49,938)
  Stockholders' equity..................................................     (14,477)        (23,600)      (38,077)
                                                                          -----------  ---------------  ----------
                                                                           $ 318,519     $    98,010    $  416,529
                                                                          -----------  ---------------  ----------
                                                                          -----------  ---------------  ----------

 6.  Entry to record capitalized financing fees
                                                                        $  5,994
     October Offerings................................................
                                                                           3,250
     Offering.........................................................
                                                                        --------
                                                                        $  9,244
                                                                        --------
                                                                        --------

 7.  Entry to record net reduction in long-term debt from the October
     Offerings.

                                                                        $212,750
     Proceeds of the October equity offering..........................
                                                                         (29,524)
     Costs, expenses and other charges of the October Offerings.......
                                                                         (24,649)
     Proceeds used to repay long-term debt of Parent..................
                                                                          (5,994)
     Capitalized financing fees.......................................
                                                                        --------
                                                                        $152,583
     Net reduction in long-term debt..................................
                                                                        --------
                                                                        --------

 8. Entry to record net increase in stockholders' equity from proceeds of the October Offerings.

                                                                        $212,750
     Proceeds of the October equity offering..........................
                                                                         (29,524)
     Costs, expenses and other charges of the October Offerings.......
                                                                         (24,649)
     Proceeds used to repay long-term debt of Parent..................
                                                                        --------
                                                                        $158,577
     Net increase in stockholders' equity.............................
                                                                        --------
                                                                        --------

 9.  Entry to record reduction in cash used to finance offering.......  ($25,000)
                                                                        --------
                                                                        --------

10.  Entry to record decrease in long-term debt due to cash payments    ($21,750)
     and financing fees...............................................
                                                                        --------
                                                                        --------

          (c)  Exhibits

               None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Universal Outdoor Holdings, Inc.


December 9, 1996                    /s/ Brian T. Clingen
                                   --------------------------------------------
                                   Brian T. Clingen
                                   Vice President and Chief Financial Officer